UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 09, 2022

Caribou Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105
Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510)) 982-6030

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2022, Caribou Biosciences, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended June 30, 2022 and providing a business update. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, on June 10, 2022, the Company presented a poster at the European Hematology Association (“EHA”) 2022 Congress containing positive initial clinical data for 6 patients in cohort 1 of the Company’s ongoing ANTLER phase 1 clinical trial of its allogeneic anti-CD19 CAR-T cell therapy product candidate (CB-010) in patients with relapsed or refractory B cell non-Hodgkin lymphoma (“r/r B-NHL”). A 100% complete response (“CR”) rate (6 of 6 patients) was observed as the best response following a single dose of CB-010 at dose level 1 (40x106 CAR-T cells).

Following the EHA poster presentation, one additional patient had their 6-month evaluation, which showed they maintained a CR at 6 months, resulting in an overall 50% 6-month CR rate (3 of 6 patients) for cohort 1 following a single, starting dose of CB-010. The ANTLER trial is currently enrolling patients at dose level 2 (80x106 CAR-T cells), and the Company plans to share additional data from its cohort 1 of the ongoing ANTLER phase 1 clinical trial by year-end 2022.

For more information regarding the risks relating to initial, preliminary, or interim data from the Company’s current and future clinical trials, please see the risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and risks identified in other filings the Company makes with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Caribou Biosciences, Inc. on August 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

August 9, 2022	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer